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                                                                    EXHIBIT 10.5

                               AMENDMENT NO. 1 TO
                              MANAGEMENT AGREEMENT


         THIS AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT (the "Amendment") is made and entered into as of October 1, 1996, by and between CENTEX DEVELOPMENT COMPANY, L.P., a Delaware limited partnership (the "Partnership"), and 3333 Holding Corporation, a Nevada corporation ("Manager").

                                   WITNESSETH:

         WHEREAS, the Partnership and Manager entered into that certain Management Agreement dated as of April 1, 1994 (the "Management Agreement");

         WHEREAS, the Partnership and Manager now desire to amend certain terms of the Management Agreement as set forth in this Amendment, effective as of October 1, 1996;

         NOW, THEREFORE, in consideration of the premises above and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Partnership and Manager do hereby agree as follows:

         1. The first sentence of Section 13(a) of the Management Agreement is hereby deleted in its entirety and replaced with the following:

                "(a) Management Fee. Manager shall receive a fee for its services under this Agreement equal to all costs incurred by the Manager in performing this Agreement plus $25,000 for each quarter covered by this Agreement, such fee to be payable quarterly."

         2. Except as expressly modified and amended by this Amendment, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                      CENTEX DEVELOPMENT COMPANY, L.P.

                                      By:   3333 Development Corporation,
                                            its sole general partner


                                            By:  /s/  J. STEPHEN BILHEIMER
                                                 -------------------------------
                                                 J. Stephen Bilheimer
                                                 President

                                      3333 HOLDING CORPORATION


                                      By:   /s/ KIMBERLY PINSON
                                            ------------------------------------
                                            Kimberly Pinson
                                            Vice President